February 19, 1999



Dear Nuveen Fund Shareholder:

You recently received the Prospectus/Proxy Statement for the Special Meeting of Shareholders for the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund to be held on April 15, 1999. You are being asked to vote on the reorganization of your Fund into the Nuveen Flagship Kentucky Municipal Bond Fund. Unfortunately, the Prospectus for the Nuveen Flagship Kentucky Municipal Bond Fund was inadvertently omitted from the mailing.

Enclosed please find the Prospectus along with another proxy card and postage-paid envelope. Your vote is important. Please review these materials and execute and return the proxy card at your earliest convenience. If you have already mailed your proxy card and wish to change your vote, please complete and return the enclosed card.

For more detailed information about the reorganization, please refer to the Prospectus/Proxy Statement or call the Fund at (800) 621-7227.

Gifford R. Zimmerman
Vice President and Secretary

                    Supplement Dated December 31,1998 to the
                       Prospectus Dated September 30,1998

-------------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST IV
           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

-------------------

We at John Nuveen & Co. Incorporated appreciate the level of trust you have placed in us and are committed to providing you with the latest information regarding your investments. That is why we want to inform you in advance of a proposed merger of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Fund") into the Nuveen Flagship Kentucky Municipal Bond Fund (the "Acquired Fund"). The board of directors of the Kentucky Limited Term Fund have determined that the merger would benefit shareholders in a number of ways, including:


- lower gross operating expenses as a percentage of net assets;
- improved portfolio diversification and lower portfolio transaction costs;
- continued exemption of dividends from Kentucky state income taxes; and
- higher dividends per share.

The Board believes that these potential benefits, together with the potentially higher distributions from the Kentucky Fund, should offset the risks associated with investments in a long-term bond fund.

The Trustees of the Nuveen Flagship Multistate Trust IV have approved a tax-free reorganization of the Fund as described below. The Fund is closed to new investors effective December 31, 1998. Only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganization, the Fund would transfer all of its assets and liabilities to the Acquiring Fund, a series of the Nuveen Flagship Municipal Trust IV, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. The reorganization is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of shareholders has been called for April 15, 1999 for the purpose of voting on the proposed reorganization. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed in mid February, 1999.

NUVEEN
MUNICIPAL
BOND FUNDS

September 30, 1998

-------------------------------
Prospectus
-------------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


KANSAS

KENTUCKY

MICHIGAN

MISSOURI                           [PHOTO APPEARS HERE]

OHIO

WISCONSIN

-------------------------------
NOT FDIC-     MAY LOSE VALUE
INSURED       NO BANK GUARANTEE
-------------------------------

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                SECTION 1      THE FUNDS
                                This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

                                Introduction.................................................................  1
                                Nuveen Flagship Kansas Municipal Bond Fund...................................  2
                                Nuveen Flagship Kentucky Municipal Bond Fund.................................  4
                                Nuveen Flagship Kentucky Limited Term Municipal Bond Fund....................  6
                                Nuveen Flagship Michigan Municipal Bond Fund.................................  8
                                Nuveen Flagship Missouri Municipal Bond Fund................................. 10
                                Nuveen Flagship Ohio Municipal Bond Fund..................................... 12
WE HAVE USED THE ICONS          Nuveen Flagship Wisconsin Municipal Bond Fund................................ 14
BELOW THROUGHOUT THIS
PROSPECTUS TO MAKE IT           SECTION 2      HOW WE MANAGE YOUR MONEY
EASY FOR YOU TO FIND THE        This section gives you a detailed discussion of our investment and risk
TYPE OF INFORMATION             management strategies.
YOU NEED.
                                Who Manages the Funds........................................................ 16
                                Management Fees.............................................................. 17
                                What Securities We Invest In................................................. 17
                                How We Select Investments.................................................... 18
                                What the Risks Are........................................................... 19
                                How We Manage Risk........................................................... 20

                                SECTION 3      HOW YOU CAN BUY AND SELL SHARES
Investment Strategy             This section provides the information you need to move money into or out of your account.

                                How to Choose a Share Class.................................................. 21
  Risks                         How to Reduce Your Sales Charge.............................................. 23
                                How to Buy Shares............................................................ 23
                                Systematic Investing......................................................... 24
  Fees, Charges                 Systematic Withdrawal........................................................ 25
  and Expenses                  Special Services............................................................. 25
                                How to Sell Shares........................................................... 26

  Shareholder                   SECTION 4      GENERAL INFORMATION
  Instructions
                                This section summarizes the funds' distribution policies and other general fund information.

  Performance and               Distributions and Taxes...................................................... 28
  Current Portfolio             Distribution and Service Plans............................................... 29
  Information                   Net Asset Value.............................................................. 30
                                Fund Service Providers....................................................... 30

                                SECTION 5      FINANCIAL HIGHLIGHTS

                                This section provides the funds' financial performance
                                for the past 5 years.                                                         31
                                APPENDIX       ADDITIONAL STATE INFORMATION.................................. 38

                                                          September 30,1998


Section 1  The Funds

                    Nuveen Flagship Kansas Municipal Bond Fund
                    Nuveen Flagship Kentucky Municipal Bond Fund
                    Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund
                    Nuveen Flagship Missouri Municipal Bond Fund
                    Nuveen Flagship Ohio Municipal Bond Fund
                    Nuveen Flagship Wisconsin Municipal Bond Fund

               Prospectus

               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

               To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information

               A Century of Investment Experience

               Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                         Section 1  The Funds  1

                  NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

FUND OVERVIEW

     INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     HOW THE FUND PURSUES ITS OBJECTIVE

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kansas bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     IS THIS FUND RIGHT FOR YOU?

     The fund may be a suitable investment for you if you seek to:

       .  Earn regular monthly tax-free dividends;
       .  Preserve investment capital over time;
       .  Reduce taxes on investment income;
       . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:
       .  Pursue an aggressive, high-growth investment strategy;
       .  Invest through an IRA or 401(k) plan;
       .  Avoid fluctuations in share price.

     HOW THE FUND HAS PERFORMED

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                              1993         14.1%
                              1994         -8.3%
                              1995         17.7%
                              1996          3.4%
                              1997          9.7%

     From inception in January 1992 to December 31, 1997, the highest and lowest quarterly returns were 6.96% and -7.73%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                               Average Annual Total Returns for
                             the Periods Ending December 31, 1997
                             ------------------------------------
Class                        1 Year      5 Year         Inception
------------------------------------------------------------------
Class A (Offer)               5.11%      5.98%           6.82%
Class A (NAV)                 9.67%      6.90%           7.60%
Class B                       4.30%      6.00%           6.76%
Class C                       9.31%      6.54%           7.23%
Class R                      10.47%      7.06%           7.73%
------------------------------------------------------------------
LB Market
     Benchmark/2/             9.19%      7.36%           7.67%
Lipper
     Peer Group/3/            7.84%      6.33%           6.85%

2    Section 1   The Funds

WHAT ARE THE COSTS OF INVESTING?

SHAREHOLDER TRANSACTION EXPENSES/4/

Paid Directly From Your Investment

Share Class                                 A         B       C       R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/  None    None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None      None    None    None

Exchange Fees                               None      None    None    None

Deferred Sales Charge/7/                    None/8/    5%/9/  1%/10/  None

ANNUAL FUND OPERATING EXPENSES/11/

Paid From Fund Assets

Share Class                                     A       B       C       R

Management Fees                               .55%    .55%    .55%    .55%

12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%

Other Expenses                                .15%    .15%    .14%    .15%

Total Annual Fund Operating

Expenses-Gross+                               .90%   1.65%   1.44%    .70%

+ After Expense Reimbursements
Reimbursements                               (.19%)  (.20%)  (.20%)  (.19%)

Total Annual Fund Operating Expenses-Net      .71%   1.45%   1.24%    .51%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                              Redemption                    No Redemption
Share Class        A        B          C      R      A       B       C      R
-------------------------------------------------------------------------------
1 Year           $  508  $  563  $  147   $  72  $  508  $  168  $  147  $  72

3 Years          $  695  $  839  $  456   $ 224  $  695  $  520  $  456  $ 224

5 Years          $  898  $1,011  $  787   $ 390  $  898  $  897  $  787  $ 390

10 Years         $1,481  $1,754  $1,724   $ 871  $1,481  $1,754  $1,724  $ 871

HOW THE FUND IS INVESTED (AS OF 5/31/98)

PORTFOLIO STATISTICS

Weighted Average Maturity          20.6 years

Weighted Average Duration           7.6 years

Weighted Average Credit Quality           AA

Number of Issues                          60

CREDIT QUALITY

AAA                                     49%

AA                                      24%

A                                       17%

BBB/NR                                  10%

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

                      Utilities                     (8%)
                      Other                        (27%)
                      Tax Obligation-Limited       (20%)
                      Health Care                  (20%)
                      U.S. Guaranteed              (13%)
                      Housing-Multifamily          (12%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.69%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kansas Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares.

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                          Section 1  The Funds 3

                 NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      . Earn regular monthly tax-free dividends;

      . Preserve investment capital over time;

      . Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      . Pursue an aggressive, high-growth investment strategy;

      . Invest through an IRA or 401(k) plan;

      . Avoid fluctuations in share price.

     How The Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     TOTAL RETURNS/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       13.5%
                               1989       10.8%
                               1990        6.5%
                               1991       12.4%
                               1992        9.3%
                               1993       12.3%
                               1994       -5.4%
                               1995       17.3%
                               1996        3.9%
                               1997        9.1%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 7.13% and -5.54%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                             Average Annual Total Returns for
                                           the Periods Ending December 31, 1997
      Class                        1 Year              5 Year              10 Year
      ------------------------------------------------------------------------------
      Class A (Offer)              4.46%               6.21%               8.32%
      Class A (NAV)                9.08%               7.12%               8.79%
      Class B                      4.29%               6.34%               8.31%
      Class C                      8.41%               6.52%               8.19%
      Class R                      9.11%               7.13%               8.79%
      ------------------------------------------------------------------------------
      LB Market
           Benchmark/2/            9.19%               7.36%               8.58%
      Lipper
           Peer Group/3/           8.43%               6.80%               8.42%

4 Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                 A          B       C         R/5/
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/   None    None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None       None    None      None

Exchange Fees                               None       None    None      None

Deferred Sales Charge/7/                    None/8/    5%/9/   1%/10/    None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A         B       C       R
----------------------------------------------------------------------------
Management Fees                               .54%      .54%    .54%    .54%

12b-1 Distribution and Service Fees           .20%      .95%    .75%     --%

Other Expenses                                .10%      .10%    .10%    .10%


Total Annual Fund Operating

Expenses-Gross                                .84%     1.59%   1.39%    .64%


After Expense Reimbursements

Reimbursements                               (.07%)    (.05%)  (.06%)  (.06%)

Total Annual Fund Operating Expenses-Net      .77%     1.54%   1.33%    .58%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                           No Redemption
Share Class        A        B         C       R        A           B          C        R
-----------------------------------------------------------------------------------------
 1 Year        $  502    $  557    $  142    $ 65      $  502    $  162    $  142    $ 65
 3 Years       $  677    $  821    $  440    $205      $  677    $  502    $  440    $205
 5 Years       $  866    $  980    $  761    $357      $  866    $  866    $  761    $357
10 Years       $1,414    $1,688    $1,669    $798      $1,414    $1,688    $1,669    $798

How the Fund Is Invested (as of 5/31/98)

    Portfolio Statistics

    Weighted Average Maturity             20.3 years
    Weighted Average Duration              6.4 years
    Weighted Average Credit Quality               AA
    Number of Issues                             177

    Credit Quality

    AAA                                          52%
    AA                                            6%
    A                                            24%
    BBB/NR                                       18%

    Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                       Water/Sewer                  (6%)
                       Other                       (29%)
                       Tax Obligation-Limited      (23%)
                       Health Care                 (23%)
                       Utilities                   (10%)
                       U.S.Guaranteed               (9%)

    1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.44%.

    2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

    3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kentucky Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

    4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

    5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

    6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

    7.  As a percentage of lesser of purchase price or redemption proceeds.

    8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

    9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

    10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

    11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  5

           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

     Fund Overview

     INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     HOW THE FUND PURSUES ITS OBJECTIVE

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     WHAT ARE THE RISKS OF INVESTING IN THE FUND?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     IS THIS FUND RIGHT FOR YOU?

     The fund may be a suitable investment for you if you seek to:

          . Earn regular monthly tax-free dividends;

          . Preserve investment capital over time;

          . Reduce taxes on investment income;

          . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

          . Pursue an aggressive, high-growth investment strategy;

          . Invest through an IRA or 401(k) plan;

          . Avoid fluctuations in share price.

     HOW THE FUND HAS PERFORMED


     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past two years as well as annualized fund, peer group and market benchmark returns for the one-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past two years (and consequently, the potential rewards and risks of a fund investment).

     TOTAL RETURNS/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                 1996     4.4%
                                 1997     6.9%

     From inception in September 1995 to December 31, 1997, the highest and lowest quarterly returns were 2.70% and .21%, respectively for the quarters ending 12/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                                             Average Annual Total Returns for
                                           the Periods Ending December 31, 1997
                                           ------------------------------------
     Class                         1 Year                             Inception
     --------------------------------------------------------------------------
     Class A (Offer)               4.28%                                  5.06%
     Class A (NAV)                 6.91%                                  6.24%
     Class C                       6.57%                                  5.87%
     Class R                       7.01%                                  6.29%
     --------------------------------------------------------------------------
     LB Market
          Benchmark/2/             6.38%                                  5.65%
     Lipper
          Peer Group/3/            5.61%                                  4.96%

6  Section 1  The Funds

What are the Costs of Investing?

 SHAREHOLDER TRANSACTION EXPENSES/4/

Paid Directly From Your Investment


Share Class                                 A         C       R/5/
------------------------------------------------------------------
 Maximum Sales Charge Imposed on
 Purchases                                  2.50%/6/  None    None
------------------------------------------------------------------
 Maximum Sales Charge Imposed on
 Reinvested Dividends                       None      None    None
------------------------------------------------------------------
 Exchange Fees                              None      None    None
------------------------------------------------------------------
 Deferred Sales Charge/7/                   None/8/    1%/9/  None
------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES/10/

Paid From Fund Assets


Share Class                                      A      C       R
-------------------------------------------------------------------
 Management Fees                               .45%    .45%    .45%
-------------------------------------------------------------------
 12b-1 Distribution and Service Fees           .20%    .55%     --%
-------------------------------------------------------------------
 OTHER EXPENSES                                .69%    .69%    .68%
-------------------------------------------------------------------

 Total Annual Fund Operating

 Expenses-Gross                               1.34%   1.69%   1.13%

 After Expense Reimbursements
-------------------------------------------------------------------
Reimbursements                                (.68%)  (.68%)  (.67%)
-------------------------------------------------------------------
Total Annual Fund Operating Expenses-Net       .66%   1.01%    .46%
-------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                         Redemption                  No Redemption
Share Class          A         C         R        A        C        R
-----------------------------------------------------------------------
 1 Year           $  383    $  172    $  115   $  383   $  172   $  115
-----------------------------------------------------------------------
 3 Years          $  664    $  533    $  359   $  664   $  533   $  359
-----------------------------------------------------------------------
 5 Years          $  966    $  918    $  622   $  966   $  918   $  622
-----------------------------------------------------------------------
 10 Years         $1,822    $1,998    $1,375   $1,822   $1,998   $1,375
-----------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/98)

 PORTFOLIO STATISTICS

Weighted Average Maturity              6.1 years
------------------------------------------------
Weighted Average Duration              5.0 years
------------------------------------------------
Weighted Average Credit Quality               AA
------------------------------------------------
Number of Issues                              33
------------------------------------------------

 CREDIT QUALITY

AAA                                          45%
------------------------------------------------
AA                                           19%
------------------------------------------------
A                                            25%
------------------------------------------------
BBB/NR                                       11%
------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

                       Transportation               (9%)
                       Health Care                 (23%)
                       Tax Obligation-Limited      (22%)
                       Other                       (22%)
                       Education and Civic
                        Organizations              (14%)
                       Housing-Multifamily         (10%)

1. Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 1.78%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers 5 Year Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.


3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Short-Intermediate Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

10. Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  7

                 NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Michigan bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      .   Earn regular monthly tax-free dividends;

      .   Preserve investment capital over time;

      .   Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      .   Pursue an aggressive, high-growth investment strategy;

      .   Invest through an IRA or 401(k) plan;

      .   Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns(1)

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       12.5%
                               1989       10.2%
                               1990        5.3%
                               1991       11.6%
                               1992        9.6%
                               1993       12.0%
                               1994       -5.0%
                               1995       16.3%
                               1996        3.8%
                               1997        8.9%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.10% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                      Average Annual Total Returns for
                                    the Periods Ending December 31, 1997
     Class                         1 Year         5 Year         10 Year
     -------------------------------------------------------------------
     Class A (Offer)               4.38%          6.02%          7.89%
     Class A (NAV)                 8.93%          6.93%          8.36%
     Class B                       4.22%          6.17%          7.89%
     Class C                       8.34%          6.26%          7.72%
     Class R                       9.13%          6.97%          8.38%
     -------------------------------------------------------------------
     LB Market
          Benchmark/2/             9.19%          7.36%          8.58%
     Lipper
          Peer Group/3/            8.50%          6.66%          8.24%

8  Section 1  The Funds

What are the Costs of Investing?

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A          B        C         R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/   None     None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None       None     None      None

Exchange Fees                           None       None     None      None

Deferred Sales Charge/7/                None/8/      5%/9/    1%/1/   None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A        B      C       R
-------------------------------------------------------------------------
Management Fees                              .54%      .54%   .54%   .54%

12b-1 Distribution and Service Fees          .20%      .95%   .75%    --%

Other Expenses                               .10%      .10%   .10%   .10%

Total Operating Expenses                     .84%     1.59%  1.39%   .64%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                   Redemption                    No Redemption
Share Class    A           B          C           R         A         B         C         R
----------------------------------------------------------------------------------------------
 1 Year        $  502      $  557     $  142      $ 65      $  502    $  162    $  142    $ 65
 3 Years       $  677      $  821     $  440      $205      $  677    $  502    $  440    $205
 5 Years       $  866      $  980     $  761      $357      $  866    $  866    $  761    $357
10 Years       $1,414      $1,688     $1,669      $798      $1,414    $1,688    $1,669    $798

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity          18.1 years
Weighted Average Duration           6.5 years
Weighted Average Credit Quality            AA
Number of Issues                           56

Credit Quality
AAA                                       54%
AA                                        19%
A                                         14%
BBB/NR                                    13%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Tax Obligation-Limited      (16%)
                       Other                       (21%)
                       Tax Obligation-General      (16%)
                       Health Care                 (24%)
                       U.S. Guaranteed             (17%)
                       Water/Sewer                  (6%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.43%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Michigan Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  9

                 NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?

     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Missouri bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

       .    Earn regular monthly tax-free dividends;

       .    Preserve investment capital over time;

       .    Reduce taxes on investment income;

       . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

       .    Pursue an aggressive, high-growth investment strategy;

       .    Invest through an IRA or 401(k) plan;

       .    Avoid fluctuations in share price.

     How the Fund Has Performed


     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [Bar Chart Appears Here]

                            Class A Annual Returns

                               1988       10.5%
                               1989       10.2%
                               1990        6.4%
                               1991       12.0%
                               1992        9.0%
                               1993       13.5%
                               1994       -6.1%
                               1995       16.3%
                               1996        3.9%
                               1997        9.4%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.61% and -5.65%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                  Average Annual Total Returns for
                                the Periods Ending December 31, 1997
                                ------------------------------------
     Class                     1 Year        5 Year         10 Year
     ---------------------------------------------------------------
     Class A (Offer)          4.79%          6.17%          7.87%
     Class A (NAV)            9.35%          7.09%          8.34%
     Class B                  4.47%          6.29%          7.86%
     Class C                  8.76%          6.48%          7.74%
     Class R                  9.45%          7.10%          8.35%
     ---------------------------------------------------------------
     LB Market
          Benchmark/2/        9.19%          7.36%          8.58%
     Lipper
          Peer Group/3/       8.69%          6.75%          8.29%

10 Section 1 The Funds

What are the Costs of Investing?

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A         B         C         R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/  None      None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None      None      None

Exchange Fees                           None      None      None      None

Deferred Sales Charge/7/                None/8/    5%/9/    1%/10/    None

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A         B       C       R
---------------------------------------------------------------------------
Management Fees                              .54%       .54%    .54%   .54%

12b-1 Distribution and Service Fees          .20%       .95%    .75%    --%

Other Expenses                               .13%       .13%    .13%   .13%

Total Operating Expenses                     .87%      1.62%   1.42%   .67%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                              Redemption                           No Redemption
Share Class       A         B          C        R          A        B        C         R
-----------------------------------------------------------------------------------------
 1 Year        $  505    $  560    $  145    $ 68      $  505    $  165    $ 145     $ 68
 3 Years       $  686    $  830    $  449    $214      $  686    $  511    $ 449     $214
 5 Years       $  882    $  996    $  776    $373      $  882    $  881    $  776    $373
10 Years       $1,448    $1,721    $1,702    $835      $1,448    $1,721    $1,702    $835

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity               19.5 years
Weighted Average Duration                7.2 years
Weighted Average Credit Quality                AA-
Number of Issues                               143

Credit Quality
AAA                                            61%
AA                                             10%
A                                              12%
BBB/NR                                         17%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Tax Obligation-Limited     (17%)
                       Other                      (34%)
                       Housing-Single-Family       (8%)
                       Health Care                (17%)
                       U.S. Guaranteed            (13%)
                       Housing-Multifamily        (11%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.50%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Missouri Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds 11

                   NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bond carry greater credit risk. The fund may bear additional risk because it invests primarily in Ohio bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      .   Earn regular monthly tax-free dividends;

      .   Preserve investment capital over time;

      .   Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      .   Pursue an aggressive, high-growth investment strategy;

      .   Invest through an IRA or 401(k) plan;

      .   Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns(1)

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       13.1%
                               1989        9.7%
                               1990        6.2%
                               1991       11.8%
                               1992        8.5%
                               1993       11.6%
                               1994       -4.6%
                               1995       15.5%
                               1996        3.3%
                               1997        8.3%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.05% and -4.69%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                          Average Annual Total Returns for
                                        the Periods Ending December 31, 1997
     Class                         1 Year              5 Year              10 Year
     -----------------------------------------------------------------------------
     Class A (Offer)               3.74%               5.67%               7.72%
     Class A (NAV)                 8.26%               6.57%               8.18%
     Class B                       3.48%               5.80%               7.71%
     Class C                       7.69%               6.00%               7.59%
     Class R                       8.46%               6.61%               8.20%
     -----------------------------------------------------------------------------
     LB Market
          Benchmark/2/             9.19%               7.36%               8.58%
     Lipper
          Peer Group/3/            8.44%               6.85%               8.24%

12  Section 1  The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A         B        C         R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/  None     None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None     None      None

Exchange Fees                           None      None     None      None

Deferred Sales Charge/7/                None/8/    5%/9/    1%/10/   None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share     Class                             A      B      C      R
--------------------------------------------------------------------
Management Fees                             .53%    .53%   .53%   .53%

12b-1 Distribution and Service Fees         .20%    .95%   .75%    --%

Other Expenses                              .12%    .13%   .12%   .12%

Total Operating Expenses                    .85%   1.61%  1.40%   .65%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                    No Redemption
Share Class      A       B         C         R         A         B         C         R
-----------------------------------------------------------------------------------------
 1 Year         $  503   $  559    $  143    $ 66      $  503    $  164    $  143    $ 66
 3 Years        $  680   $  827    $  443    $208      $  680    $  508    $  443    $208
 5 Years        $  872   $  991    $  766    $362      $  872    $  876    $  766    $362
10 Years        $1,425   $1,708    $1,680    $810      $1,425    $1,708    $1,680    $810

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity               18.9 years
Weighted Average Duration                6.4 years
Weighted Average Credit Quality                 AA
Number of Issues                               273

Credit Quality
AAA                                             68%
AA                                               7%
A                                               12%
BBB/NR                                          13%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Water/Sewer                 (7%)
                       Other                      (29%)
                       U.S. Guaranteed            (20%)
                       Tax Obligation-General     (18%)
                       Health Care                (15%)
                       Utilities                  (11%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.53%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Ohio Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Ohio Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  13

                 NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

   Fund Overview

   INVESTMENT OBJECTIVE

   The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

   HOW THE FUND PURSUES ITS OBJECTIVE

   The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

   The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

   The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Wisconsin bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

   The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

   IS THIS FUND RIGHT FOR YOU?

   The fund may be a suitable investment for you if you seek to:

      .    Earn regular monthly tax-free dividends;
      .    Preserve investment capital over time;
      .    Reduce taxes on investment income;
      . Set aside money systematically for retirement, estate planning or college funding.
   You should not invest in this fund if you seek to:
      .    Pursue an aggressive, high-growth investment strategy;
      .    Invest through an IRA or 401(k) plan;
      .    Avoid fluctuations in share price.


   How The Fund Has Performed


   The fund's investment adviser is Nuveen Advisory Corp, Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past three years as well as annualized fund, peer group and market benchmark returns for the one-year, and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past three years (and consequently, the potential rewards and risks of a fund investment).

   Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1995       17.2%
                               1996        2.5%
                               1997        9.4%

   From inception in June 1994 to December 31, 1997, the highest and lowest quarterly returns were 6.57% and -2.64%, respectively for the quarters ending 3/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns for
                    the Periods Ending December 31, 1997
   Class                         1 Year     Inception
   -----------------------------------------------------
   Class A (Offer)               4.81%         6.01%
   Class A (NAV)                 9.40%         7.32%
   Class B                       4.94%         6.04%
   Class C                       9.05%         6.95%
   Class R                       9.87%         7.45%
   -----------------------------------------------------
   LB Market
        Benchmark/2/             9.19%         8.47%
   Lipper
        Peer Group/3/            8.45%         7.44%

   14  Section 1  The Funds

WHAT ARE THE COSTS OF INVESTING?

SHAREHOLDER TRANSACTION EXPENSES/4/

PAID DIRECTLY FROM YOUR INVESTMENT

Share Class                                A         B       C       R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                               4.20%/6/  None    None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                    None      None    None    None

Exchange Fees                              None      None    None    None

Deferred Sales Charge/7/                   None/8/   5%/9/   1%/10/  None


ANNUAL FUND OPERATING EXPENSES/11/

PAID FROM FUND ASSETS

Share Class                                    A       B       C       R
-------------------------------------------------------------------------
Management Fees                              .55%    .55%    .55%    .55%

12b-1 Distribution and Service Fees          .20%    .95%    .75%     --%


Other Expenses                               .61%    .58%    .59%    .57%


Total Annual Fund Operating

Expenses-Gross+                             1.36%   2.08%   1.89%   1.12%

+After Expense Reimbursements

Reimbursements                              (.81%)  (.76%)  (.78%)  (.80%)

Total Annual Fund Operating Expenses-Net     .55%   1.32%   1.11%    .32%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                     No Redemption
Share Class       A          B         C        R          A       B       C       R
1 Year        $  553     $  605    $  192    $ 114     $  553  $  211  $  192  $  114

3 Years       $  833     $  966    $  594    $ 356     $  833  $  652  $  594  $  356

5 Years       $1,133     $1,231    $1,021    $ 617     $1,133  $1,119  $1,021  $  617

10 Years      $1,986     $2,226    $2,212   $1,363     $1,986  $2,226  $2,212  $1,363

HOW THE FUND IS INVESTED (AS OF 5/31/98)

PORTFOLIO STATISTICS

Weighted Average Maturity     22.2 years

Weighted Average Duration      8.6 years

Weighted Average Credit Quality       A+

Number of Issues                      60



CREDIT QUALITY

AAA                                  41%

AA                                    5%

A                                    18%

BBB/NR                               36%

Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                       Health Care                  (6%)
                       Tax Obligation-Limited      (46%)
                       Other                       (19%)
                       Long-Term Care              (10%)
                       Housing-Multifamily         (10%)
                       Utilities                    (9%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 3.03%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  15

Section 2  How We Manage Your Money

               To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

               Who Manages the Funds

               Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

               Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


               Michael S. Davern has been the portfolio manager for the Kansas and Missouri Funds since 1992, the Michigan Fund since 1993, and the Wisconsin Fund since 1994. Mr. Davern became a Vice President of Flagship Financial Inc., the Funds' prior investment adviser in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for seventeen Nuveen-sponsored investment companies, including the Arizona, Colorado, and Louisiana Funds. Thomas J. O'Shaughnessy has been the portfolio manager for the Kentucky Funds since July 1998, and has been a portfolio manager for Nuveen Advisory since 1983. Mr. O'Shaughnessy currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Florida, North Carolina, Pennsylvania, and Tennessee Funds. J. Thomas Futrell has been the portfolio manager for the Ohio Fund since July 1998. Mr. Futrell is a Chartered Financial Analyst and has been a Vice President of Nuveen Advisory since 1991. He currently manages investments for ten Nuveen-sponsored investment companies, including the Massachusetts, Massachusetts Insured, and New Jersey Funds.

16 Section 2 How We Manage Your Money

               Management Fees

               For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus except the Kentucky Limited Term
               Fund:

               ---------------------------------------------------------------
               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               ---------------------------------------------------------------
               For the first $125 million                              0.5500%
               For the next $125 million                               0.5375%
               For the next $250 million                               0.5250%
               For the next $500 million                               0.5125%
               For the next $1 billion                                 0.5000%
               For assets over $2 billion                              0.4750%



               The following schedule applies to the Kentucky Limited Term
               Fund:

               ---------------------------------------------------------------
               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               ---------------------------------------------------------------
               For the first $125 million                              0.4500%
               For the next $125 million                               0.4375%
               For the next $250 million                               0.4250%
               For the next $500 million                               0.4125%
               For the next $1 billion                                 0.4000%
               For assets over $2 billion                              0.3750%



               For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:


               Nuveen Flagship Kansas Municipal Bond Fund                  .36%
               Nuveen Flagship Kentucky Municipal Bond Fund                .47%
               Nuveen Flagship Kentucky Limited Term Municipal Bond Fund   .00%
               Nuveen Flagship Michigan Municipal Bond Fund                .54%
               Nuveen Flagship Missouri Municipal Bond Fund                .54%
               Nuveen Flagship Ohio Municipal Bond Fund                    .53%
               Nuveen Flagship Wisconsin Municipal Bond Fund               .00%


               What Securities We Invest In

               Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

               Municipal Obligations

               The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                                           Section 2 How We Manage Your Money 17

               States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

               The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

               Quality Municipal Bonds

               The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Michigan and Ohio Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

               Portfolio Maturity

               Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The Kentucky Limited Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. All of the other funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years.

               Short-term Investments

               Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

               Delayed Delivery Transactions

               The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

               How We Select Investments

               Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by

18 Section 2 How We Manage Your Money

               Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

               Portfolio Turnover

               A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

               What the Risks Are

               Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

               Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."


               Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

               Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

               State Concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the funds' investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Kansas, Kentucky Limited, Missouri and

                                         Section 2  How We Manage Your Money  19

               Wisconsin Funds, which as "non-diversified" funds may concentrate their investment in municipal bonds of certain issuers to a greater extent than the Kentucky, Michigan and Ohio Funds described in this prospectus, which are diversified funds.

               Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

               How We Manage Risk

               In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

               Investment Limitations

               The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                . 25% in any one industry such as electric utilities or health care.

                .  10% in borrowings (33% if used to meet redemptions).

               As diversified funds, the Kentucky, Michigan and Ohio Funds may not have more than:

                .  5% in securities in any one issuer (except for U.S.
               Government securities or for 25% of the fund's total assets).

               Hedging and Other Defensive Investment Strategies

               Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

               Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

20 Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

               You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

               How to Choose a Share Class

               In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

               . the amount of your purchase;

               . any current holdings of fund shares;

               . how long you expect to hold the shares;

               . the amount of any up-front sales charge;

               . whether a contingent deferred sales charge (CDSC) would
                 apply upon redemption;

               . the amount of any distribution or service fees that you may incur while you own the shares;

               . whether you will be reinvesting income or capital gain
                 distributions in additional shares;

               . whether you qualify for a sales charge waiver or reduction.


               For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

               Class A Shares

               You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus except the Kentucky Limited Term Fund is as follows:

               ------------------------------------------------------------------------------------------------------------
                                                                                                        Authorized Dealer
                                                      Sales Charge as % of    Sales Charge as % of     Commission as % of
               Amount of Purchase                    Public Offering Price    Net Amount Invested     Public Offering Price
               ------------------------------------------------------------------------------------------------------------
               Less than $50,000                              4.20%                   4.38%                   3.70%
               $50,000 but less than $100,000                 4.00%                   4.18%                   3.50%
               $100,000 but less than $250,000                3.50%                   3.63%                   3.00%
               $250,000 but less than $500,000                2.50%                   2.56%                   2.00%
               $500,000 but less than $1,000,000              2.00%                   2.04%                   1.50%
               $1,000,000 and over                            --(1)                     --                    1.00%(1)

                                  Section 3  How You Can Buy and Sell Shares  21

               The following Class A sales charges and commissions apply to the Kentucky Limited Term Fund:

                     ------------------------------------------------------------------------------------------------------------
                                                                                                            Authorized Dealer
                                                           Sales Charge as % of     Sales Charge as % of    Commission as % of
                     Amount of Purchase                    Public Offering Price    Net Amount Invested     Public Offering Price
                     ------------------------------------------------------------------------------------------------------------
                     Less than $50,000                             2.50%                   2.56%                   2.00%
                     $50,000 but less than $100,000                2.00%                   2.04%                   1.60%
                     $100,000 but less than $250,000               1.50%                   1.52%                   1.20%
                     $250,000 but less than $500,000               1.25%                   1.27%                   1.00%
                     $500,000 but less than $1,000,000             0.75%                   0.76%                   0.60%
                     $1,000,000 and over                           --(1)                     --                    0.50%(1)

               (1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.50% for the Kentucky Limited Term fund) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.50% for the Kentucky Limited Term fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

               Class B Shares

               You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. The Kentucky Limited Term Fund does not currently offer B shares.

               Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               -----------------------------------------------------------------
               Years Since Purchase     0-1  1-2  2-3  3-4  4-5  5-6
               -----------------------------------------------------------------
               CDSC                      5%   4%   4%   3%   2%   1%

               Class C Shares

               You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% (0.35% for the Kentucky Limited Term Fund) distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to

22  Section 3   How You Can Buy and Sell Shares
               pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

               Class R Shares


               Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

               How to Reduce Your Sales Charge

               We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                     Class A Sales Charge          Class A Sales Charge               Class R Eligibility
                     Reductions                    Waivers
                     .  Rights of accumulation     .  Nuveen Defined Portfolio        .  Certain employees and directors of
                     .  Letter of intent               reinvestment                       Nuveen or employees of authorized dealers
                     .  Group purchase             .  Purchases using redemptions     .  Bank trust departments
                                                       from unrelated funds
                                                   .  Retirement plans
                                                   .  Certain employees and directors
                                                       of Nuveen or employees of
                                                       authorized dealers
                                                   .  Bank trust departments

               In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

               How to Buy Shares

               You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

                                  Section 3  How You Can Buy and Sell Shares  23

               Through a Financial Adviser

               You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

               By Mail

               You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to:
               Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

               Systematic Investing

               Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

               The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

               [GRAPH APPEARS HERE]

24   Section 3   How You Can Buy and Sell Shares

               One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

               Systematic Investment Plan

               You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

               Payroll Direct Deposit Plan

               You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

               Systematic Withdrawal

               If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

               You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

               Special Services

               To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


               Exchanging Shares

               You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

               The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have

                                  Section 3 How You Can Buy and Sell Shares 25 an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

               Reinstatement Privilege

               If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

               Fund Direct

               You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or Systematic Withdrawals sent directly to your bank account.

               Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

               How to Sell Shares

               You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

               Through Your Financial Adviser

               You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.


               By Telephone

               If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to

26   Section 3   How You Can Buy and Sell Shares
               verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

               By Mail

               You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

               . The fund's name;

               . Your name and account number;

               . The dollar or share amount you wish to redeem;

               . The signature of each owner exactly as it appears on the account;

               . The name of the person to whom you want your redemption
                 proceeds paid (if other than to the shareholder of record);

               . The address where you want your redemption proceeds sent (if other than the address of record);

               . Any certificates you have for the shares; and

               . Any required signature guarantees.

               We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.


AN IMPORTANT NOTE ABOUT INVOLUNTARY REDEMPTION.


FROM TIME TO TIME, THE FUNDS MAY ESTABLISH MINIMUM ACCOUNT SIZE REQUIREMENTS. THE FUNDS RESERVE THE RIGHT TO LIQUIDATE YOUR ACCOUNT UPON 30 DAYS' WRITTEN NOTICE IF THE VALUE OF YOUR ACCOUNT FALLS BELOW AN ESTABLISHED MINIMUM. THE FUNDS PRESENTLY HAVE SET A MINIMUM BALANCE OF $100 UNLESS YOU HAVE AN ACTIVE NUVEEN DEFINED PORTFOLIO REINVESTMENT ACCOUNT. YOU WILL NOT BE ASSESSED A CDSC ON AN INVOLUNTARY REDEMPTION.

                                    Section 3 How You Can Buy and Sell Shares 27

Section 4 General Information

          To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


          Distributions and Taxes

          The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

          Payment and Reinvestment Options

          The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.


          Taxes and Tax Reporting

          Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

          Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

          Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

28   Section 4   General Information

          Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

          Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

          BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
          Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

          TAXABLE EQUIVALENT YIELDS
          The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

          TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                        TAX-FREE YIELD

          Tax Rate                  4.00%     4.50%  5.00%  5.50%  6.00%
          28.0%                     5.56%     6.25%  6.94%  7.64%  8.33%
          31.0%                     5.80%     6.52%  7.25%  7.97%  8.70%
          36.0%                     6.25%     7.03%  7.81%  8.59%  9.37%
          39.6%                     6.62%     7.45%  8.28%  9.11%  9.93%

          The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

          Distribution and Service Plans


          John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)


          Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to

                                              Section 4  General Information  29
          shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Net Asset Value


          The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

          Fund Service Providers

          The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


          Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

30   Section 4   General Information

Section 5  Financial Highlights


                         The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Kansas Municipal Bond Fund**

                                 Investment Operations                  Less Distributions
                          --------------------------------------   ------------------------------

Class
(Inception
Date)
                                                     Net
                                                Realized
                                                     and                                              Ending                Ending
Year              Beginning           Net     Unrealized                  Net                            Net                   Net
Ending            Net Asset    Investment     Investment           Investment    Capital               Asset      Total     Assets
May 31,               Value     Income(a)    Gain (Loss)    Total      Income      Gains    Total      Value   Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (1/92)

     1998            $10.19          $.52          $ .41    $.93        $(.52)  $   --      $(.52)    $10.60        9.32%  $102,217
     1997              9.83           .53            .36     .89         (.53)      --       (.53)     10.19        9.21     95,891
     1996             10.01           .54           (.18)    .36         (.54)      --       (.54)      9.83        3.63     96,694
     1995              9.83           .55            .18     .73         (.55)      --       (.55)     10.01        7.80     83,683
     1994             10.38           .56           (.46)    .10         (.58)    (.07)+     (.65)      9.83         .62     80,060

Class B (2/97)

     1998             10.13           .44            .41     .85         (.44)      --       (.44)     10.54        8.57      3,238
     1997(c)          10.23           .13           (.12)    .01         (.11)      --       (.11)     10.13         .13        605

Class C (2/97)

     1998             10.21           .47            .42     .89         (.47)      --       (.47)     10.63        8.85      1,716
     1997(c)          10.18           .15            .04     .19         (.16)      --       (.16)     10.21        1.85         91

Class R (2/97)

     1998             10.22           .56            .43     .99         (.55)      --       (.55)     10.66        9.84         12
     1997(c)          10.20           .18           (.02)    .16         (.14)      --       (.14)     10.22        1.55         --
------------------------------------------------------------------------------------------------------------------------------------


                              Ratios/Supplemental Data
                        ----------------------------------------------
Class
(Inception
Date)
                                       Ratio of Net
                           Ratio of      Investment
                           Expenses          Income
Year                     to Average      to Average        Portfolio
Ending                          Net             Net         Turnover
May 31,                   Assets(a)       Assets(a)             Rate
----------------------------------------------------------------------
Class A (1/92)

     1998                       .71%           4.98%              13%
     1997                       .68            5.24               40
     1996                       .57            5.31               55
     1995                       .54            5.67               72
     1994                       .26            5.37               93

Class B (2/97)

     1998                      1.45            4.22               13
     1997(c)                   1.27*           4.62*              40

Class C (2/97)

     1998                      1.24            4.41               13
     1997(c)                   1.09*           4.85*              40

Class R (2/97)

     1998                       .51            5.16               13
     1997(c)                     --            6.61*              40
----------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
+ The amounts shown reflect distributions in excess of capital gains of $.05 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                            Section  5  Financial Highlights  31

Kentucky Municipal Bond Fund**



                                   Investment Operations                  Less Distributions
                             --------------------------------------  -----------------------------
Class
(Inception
Date)
                                                       Net
                                                  Realized
                                                       and                                                                   Ending
Year                Beginning           Net     Unrealized                  Net                         Net                     Net
Ending              Net Asset    Investment     Investment           Investment   Capital             Asset        Total     Assets
May 31,                 Value     Income(a)    Gain (Loss)    Total      Income     Gains    Total    Value    Return(b)      (000)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)

     1998              $11.05          $.59          $ .38    $ .97       $(.58)    $(.05)   $(.63)  $11.39         9.00%  $451,338
     1997               10.82           .60            .24      .84        (.60)     (.01)    (.61)   11.05         7.87    430,803
     1996               10.99           .61           (.17)     .44        (.61)       --     (.61)   10.82         4.04    410,808
     1995               10.65           .61            .35      .96        (.62)       --     (.62)   10.99         9.42    394,457
     1994               11.06           .62           (.40)     .22        (.63)       --     (.63)   10.65         1.90    369,495

Class B (2/97)

     1998               11.06           .50            .38      .88        (.50)     (.05)    (.55)   11.39         8.10      4,273
     1997(c)            11.07           .17           (.01)     .16        (.17)       --     (.17)   11.06         1.47        544

Class C (10/93)

     1998               11.04           .52            .39      .91        (.52)     (.05)    (.57)   11.38         8.43     28,630
     1997               10.81           .54            .24      .78        (.54)     (.01)    (.55)   11.04         7.29     24,468
     1996               10.99           .54           (.17)     .37        (.55)       --     (.55)   10.81         3.38     20,647
     1995               10.65           .55            .35      .90        (.56)       --     (.56)   10.99         8.82     15,831
     1994(c)            11.46           .36           (.81)    (.45)       (.36)       --     (.36)   10.65        (5.88)*   11,172

Class R (2/97)

     1998               11.03           .61            .39     1.00        (.61)     (.05)    (.66)   11.37         9.25        675
     1997(c)            11.08           .20           (.04)     .16        (.21)       --     (.21)   11.03         1.42        455
------------------------------------------------------------------------------------------------------------------------------------



                                  Ratios/Supplemental Data
                        --------------------------------------------

Class
(Inception
Date)
                                       Ratio of Net
                          Ratio of       Investment
                          Expenses           Income
Year                    to Average       to Average        Portfolio
Ending                         Net              Net         Turnover
May 31,                  Assets(a)        Assets(a)             Rate
---------------------------------------------------------------------
Class A (5/87)

     1998                      .77%            5.19%              12%
     1997                      .75             5.44               13
     1996                      .71             5.50               17
     1995                      .68             5.85               28
     1994                      .58             5.60               12

Class B (2/97)

     1998                     1.54             4.38               12
     1997(c)                  1.39*            4.76*              13

Class C (10/93)

     1998                     1.33             4.63               12
     1997                     1.29             4.89               13
     1996                     1.27             4.93               17
     1995                     1.23             5.27               28
     1994(c)                  1.08*            4.96*              12

Class R (2/97)

     1998                      .58             5.37               12
     1997(c)                   .49*            5.77*              13
----------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

32  Section 5   Financial Highlights

Kentucky Limited Term Municipal Bond Fund**

                               Investment Operations                Less Distributions
                      --------------------------------------  ---------------------------------
Class
(Inception
Date)
                                                  Net
                                             Realized
                                                  and                                                 Ending                 Ending
Year          Beginning           Net      Unrealized                  Net                               Net                    Net
Ending        Net Asset    Investment      Investment           Investment    Capital                  Asset        Total     Assets
May 31,           Value     Income(a)     Gain (Loss)  Total        Income      Gains      Total       Value    Return(b)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/95)
    1998          9.92          $.44           $ .20   $.64         $(.44)       $--      $(.44)     $10.12         6.53%     8,989
    1997          9.79           .45             .12    .57          (.44)        --       (.44)       9.92         5.96      8,870
    1996(c)       9.75           .31             .04    .35          (.31)        --       (.31)       9.79         5.45*     8,389
Class C (9/95)
    1998          9.92           .40             .20    .60          (.40)        --       (.40)      10.12         6.17      2,416
    1997          9.79           .41             .13    .54          (.41)        --       (.41)       9.92         5.64      2,144
    1997(c)       9.75           .29             .04    .33          (.29)        --       (.29)       9.79         5.12*     1,767
Class R (2/97)
    1998          9.92           .46             .18    .64          (.46)        --       (.46)      10.10         6.58         16
    1997(c)       9.98           .15            (.10)   .05          (.11)        --       (.11)       9.92          .56         --
------------------------------------------------------------------------------------------------------------------------------------
                            Ratios/Supplemental Data
                    ---------------------------------------
Class
(Inception
Date)
                                  Ratio of Net
                      Ratio of      Investment
                      Expenses          Income
Year                to Average      to Average    Portfolio
Ending                     Net             Net     Turnover
May 31,              Assets(a)       Assets(a)         Rate
------------------------------------------------------------
Class A (9/95)
     1998                  .66%           4.35%          36%
     1997                  .53            4.52           56
     1996(c)               .37*           4.37*          48
Class C (9/95)
     1998                 1.01            4.00           36
     1997                  .84            4.19           56
     1997(c)               .64*           4.12*          48
Class R (2/97)
     1998                  .46            4.54           36
     1997(c)                --            5.73*          56
------------------------------------------------------------

 *   Annualized.
** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                               Section 5 Financial Highlights 33

Michigan Municipal Bond Fund**

                              Investment Operations                  Less Distributions
                          ------------------------------     ------------------------------------
Class
(Inception
Date)
                                                      Net
                                                 Realized
                                                      and                                            Ending                 Ending
Year             Beginning          Net        Unrealized                    Net                        Net                    Net
Ending           Net Asset   Investment        Investment             Investment  Capital             Asset        Total    Assets
May 31,              Value     Income(a)      Gain (Loss)    Total        Income    Gains    Total    Value    Return(b)     (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
     1998           $11.68          $.61            $ .42    $1.03         $(.61)   $(.03)   $(.64)  $12.07         8.95%  $263,632
     1997            11.37           .62              .31      .93          (.61)    (.01)    (.62)   11.68         8.42     59,055
     1996            11.59           .63             (.22)     .41          (.63)      --     (.63)   11.37         3.61    248,422
     1995            11.31           .65              .28      .93          (.65)      --     (.65)   11.59         8.57    250,380
     1994            11.77           .66             (.43)     .23          (.66)    (.03)+   (.69)   11.31         1.87    242,993
Class B (2/97)
     1998            11.70           .52              .42      .94          (.52)    (.03)    (.55)   12.09         8.12      3,839
     1997(c)         11.66           .17              .04      .21          (.17)      --     (.17)   11.70         1.86        380
Class C (6/93)
     1998            11.66           .54              .43      .97          (.54)    (.03)    (.57)   12.06         8.45     45,690
     1997            11.35           .55              .32      .87          (.55)    (.01)    (.56)   11.66         7.84     41,649
     1996            11.58           .56             (.22)     .34          (.57)      --     (.57)   11.35         2.96     41,365
     1995            11.30           .58              .28      .86          (.58)      --     (.58)   11.58         7.98     37,122
     1994(c)         11.86           .54             (.52)     .02          (.55)    (.03)+   (.58)   11.30          .19*    30,042
Class R (2/97)
     1998            11.68           .63              .42     1.05          (.63)    (.03)    (.66)   12.07         9.16     26,904
     1997(c)         11.66           .21              .02      .23          (.21)      --     (.21)   11.68         2.01     26,211
-----------------------------------------------------------------------------------------------------------------------------------
                         Ratios/Supplemental Data
                 -------------------------------------------
Class
(Inception
Date)
                                Ratio of Net
                   Ratio of       Investment
                   Expenses           Income
Year             to Average       to Average       Portfolio
Ending                  Net              Net        Turnover
May 31,           Assets(a)        Assets(a)            Rate
-------------------------------------------------------------
Class A (6/85)

      1998              .84%            5.11%             13%
      1997              .85             5.33              34
      1996              .82             5.42              54
      1995              .80             5.82              37
      1994              .75             5.56              28

 Class B (2/97)

      1998             1.59             4.32              13
      1997(c)          1.59*            4.52*             34

 Class C (6/93)

      1998             1.39             4.56              13
      1997             1.40             4.77              34
      1996             1.37             4.86              54
      1995             1.35             5.25              37
      1994(c)          1.25*            4.89*             28

 Class R (2/97)

      1998              .64             5.31              13
      1997(c)           .65*            5.57*             34
-------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
+ The amount shown includes a distribution in excess of capital gains of $.02 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

34  Section 5   Financial Highlights

Missouri Municipal Bond Fund**

                                            Investment Operations                    Less Distributions
                                       ------------------------------           ----------------------------
Class
(Inception
Date)
                                                          Net
                                                     Realized
                                                          and                                                       Ending
Year                Beginning             Net      Unrealized                          Net                            Net
Ending              Net Asset      Investment      Investment                   Investment     Capital              Asset
May 31,                 Value       Income(a)     Gain (Loss)    Total              Income       Gains   Total      Value
-------------------------------------------------------------------------------------------------------------------------
Class A (8/87)

     1998           $10.80         $.56           $ .43          $ .99          $(.56)         $  --     $(.56)    $11.23
     1997            10.51          .56             .29            .85           (.56)            --      (.56)     10.80
     1996            10.72          .58            (.21)           .37           (.58)            --      (.58)     10.51
     1995            10.50          .60             .22            .82           (.60)            --      (.60)     10.72
     1994            10.87          .61            (.34)           .27           (.61)           (.03)+   (.64)     10.50

Class B (2/97)

     1998            10.80          .47             .44            .91           (.48)             --     (.48)     11.23
     1997(c)         10.81          .16            (.01)           .15           (.16)             --     (.16)     10.80

Class C (2/94)

     1998            10.80          .50             .43            .93           (.50)             --     (.50)     11.23
     1997            10.50          .51             .29            .80           (.50)             --     (.50)     10.80
     1996            10.72          .51            (.21)           .30           (.52)             --     (.52)     10.50
     1995            10.50          .53             .23            .76           (.54)             --     (.54)     10.72
     1994(c)         11.33          .02            (.83)          (.81)          (.02)             --     (.02)     10.50

Class R (2/97)

     1998            10.80          .58             .43           1.01           (.58)             --     (.58)     11.23
     1997(c)         10.90          .17            (.12)           .05           (.15)             --     (.15)     10.80


                                                                      Ratios/Supplemental Data
                                                                   --------------------------------

                                                                      Ratio of Net
                                                    Ratio of            Investment
                                   Ending           Expenses                Income
Year                                  Net         to Average            to Average        Portfolio
Ending                  Total      Assets                Net                   Net         Turnover
May 31,             Return(b)       (000)          Assets(a)             Assets(a)             Rate
---------------------------------------------------------------------------------------------------
Class A (8/87)

     1998             9.32%        $233,456        .87%               5.02%               19%
     1997             8.29          218,924        .86                5.27                41
     1996             3.51          212,717        .80                5.37                38
     1995             8.19          205,089        .67                5.78                40
     1994             2.42          187,347        .62                5.52                34

Class B (2/97)

     1998             8.53            1,677       1.62                4.25                19
     1997(c)          1.40              454       1.45*               4.59*               41

Class C (2/94)

     1998             8.74           11,253       1.42                4.47                19
     1997             7.80            7,968       1.40                4.72                41
     1996             2.84            6,220       1.35                4.79                38
     1995             7.60            3,989       1.20                5.19                40
     1994(c)        (17.62)*          1,877       1.15*               4.44*               34

Class R (2/97)

     1998             9.56               41        .67                5.22                19
     1997(c)           .43               34        .55*               5.65*               41
---------------------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
+ The amounts shown reflect distributions in excess of capital gains of $.01 per share for Missouri.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                           Section 5   Financial Highlights 35

Ohio Municipal Bond Fund**

                                            Investment Operations                    Less Distributions
                                       ------------------------------           ----------------------------
Class
(Inception
Date)
                                                         Net
                                                    Realized
                                                         and                                                       Ending
Year                Beginning             Net      Unrealized                          Net                            Net
Ending              Net Asset      Investment      Investment                   Investment     Capital              Asset
May 31,                 Value       Income(a)     Gain (Loss)    Total              Income       Gains   Total      Value
-------------------------------------------------------------------------------------------------------------------------
Class A (6/85)

     1998           $11.41         $.60           $ .38          $ .98          $(.60)         $(.05)    $(.65)    $11.74
     1997            11.21          .61             .20            .81           (.61)            --      (.61)     11.41
     1996            11.43          .62            (.21)           .41           (.63)            --      (.63)     11.21
     1995            11.21          .64             .22            .86           (.64)            --      (.64)     11.43
     1994            11.59          .64            (.38)           .26           (.64)            --      (.64)     11.21

Class B (2/97)

     1998            11.41          .51            .38             .89           (.52)          (.05)     (.57)     11.73
     1997(c)         11.42          .17           (.01)            .16           (.17)            --      (.17)     11.41

Class C (8/93)

     1998            11.41          .54            .37             .91           (.54)          (.05)     (.59)     11.73
     1997            11.21          .55            .20             .75           (.55)            --      (.55)     11.41
     1996            11.43          .55           (.21)            .34           (.56)            --      (.56)     11.21
     1995            11.20          .57            .23             .80           (.57)            --      (.57)     11.43
     1994(c)         11.69          .46           (.49)           (.03)          (.46)            --      (.46)     11.20

Class R (2/97)

     1998            11.41          .62            .37             .99           (.62)          (.05)     (.67)     11.73
     1997(c)         11.42          .21           (.01)            .20           (.21)            --      (.21)     11.41


                                                                      Ratios/Supplemental Data
                                                                   --------------------------------

                                                                      Ratio of Net
                                                    Ratio of            Investment
                                   Ending           Expenses                Income
Year                                  Net         to Average            to Average        Portfolio
Ending                  Total      Assets                Net                   Net         Turnover
May 31,             Return(b)       (000)          Assets(a)             Assets(a)             Rate
---------------------------------------------------------------------------------------------------
Class A (6/85)

     1998           8.76%          $472,821        .85%               5.15%               15%
     1997           7.38            463,253        .89                5.39                17
     1996           3.59            443,077        .92                5.41                31
     1995           7.99            445,566        .95                5.78                31
     1994           2.24            445,272        .93                5.48                 9

Class B (2/97)

     1998           7.89              7,422       1.61                4.39                15
     1997(c)        1.45              1,649       1.60*               4.63*               17

Class C (8/93)

     1998           8.12             47,036       1.40                4.60                15
     1997           6.80             40,713       1.44                4.84                17
     1996           3.03             34,939       1.47                4.84                31
     1995           7.50             28,461       1.50                5.21                31
     1994(c)        (.17)*           25,674       1.46*               4.79*                9

Class R (2/97)

     1998           8.89            162,220        .65                5.35                15
     1997(c)        1.77            160,312        .65*               5.65*               17
---------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

36 Section 5   Financial Highlights

Wisconsin Municipal Bond Fund**

                                  Investment Operations                 Less Distributions
                           -------------------------------------   -----------------------------
Class
(Inception
Date)
                                                    Net
                                               Realized
                                                    and                                             Ending                Ending
Year              Beginning          Net     Unrealized                   Net                          Net                   Net
Ending            Net Asset   Investment     Investment            Investment  Capital               Asset       Total    Assets
May 31,               Value    Income(a)    Gain (Loss)    Total       Income    Gains     Total     Value   Return(b)     (000)
----------------------------------------------------------------------------------------------------------------------------------
Class A (6/94)

     1998             $9.80         $.49          $ .49    $ .98        $(.50)    $ --    $(.50)   $10.28       10.19%    $24,313
     1997              9.61          .51            .19      .70         (.51)      --     (.51)     9.80        7.40      14,004
     1996              9.79          .50           (.18)     .32         (.50)      --     (.50)     9.61        3.35      12,370
     1995(c)           9.58          .49            .21      .70         (.49)      --     (.49)     9.79        7.36*      8,278

Class B (2/97)

     1998              9.82          .42            .49      .91         (.42)      --     (.42)    10.31        9.46       1,877
     1997(c)           9.87          .12           (.06)     .06         (.11)      --     (.11)     9.82         .60          20

Class C (2/97)

     1998              9.82          .44            .49      .93         (.45)      --     (.45)    10.30        9.59       1,366
     1997(c)           9.87          .13           (.07)     .06         (.11)      --     (.11)     9.82         .65          76

Class R (2/97)

     1998              9.82          .53            .48     1.01         (.52)      --     (.52)    10.31       10.47          45
     1997(c)           9.87          .15           (.07)     .08         (.13)      --     (.13)     9.82         .84          40
----------------------------------------------------------------------------------------------------------------------------------



                                 Ratios/Supplemental Data
                       ---------------------------------------------

Class
(Inception
Date)
                                        Ratio of Net
                         Ratio of         Investment
                         Expenses             Income
Year                   to Average         to Average      Portfolio
Ending                        Net                Net       Turnover
May 31,                 Assets(a)          Assets(a)           Rate
--------------------------------------------------------------------
Class A (6/94)

     1998                    .55%                4.87%            10%
     1997                    .51                 5.20             42
     1996                    .64                 5.02             47
     1995(c)                 .39*                5.25*            52

Class B (2/97)

     1998                   1.32                 4.04             10
     1997(c)                 .94*                4.81*            42

Class C (2/97)

     1998                   1.11                 4.25             10
     1997(c)                 .69*                4.91*            42

Class R (2/97)

     1998                    .32                 5.08             10
     1997(c)                  --                 5.67*            42
---------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                            Section 5   Financial Highlights  37

Appendix  Additional State Information


          Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


          KANSAS

          Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture in the State economy. Economic performance has been improving, due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 5.4% in 1997 to $24,379, about 95% of the national median.


          The State's unemployment rate dropped to 3.5% in June 1998 from its peak of 5.5% in 1993.


          The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa2/AA+/AA by Moody's, Standard & Poor's, and Fitch respectively. KDFA ratings vary and when not insured are generally rated A or better by the major rating agencies.

          Tax Treatment

          The Kansas Fund's regular monthly dividends will not be subject to Kansas personal income taxes to the extent they are paid out of income earned on all Kansas municipal bonds issued after December 31, 1987, on specified Kansas municipal bonds issued before that date, or on U.S. government securities. You will be subject to Kansas personal income taxes, however, to the extent the Kansas Fund distributes any taxable income or realized capital gains, or if you sell or exchange Kansas Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Kansas Fund is similar to that described above.

38  Appendix

          KENTUCKY

          Growth in Kentucky's economy surpassed national growth rates in many areas during the 1990's in part due to its lower cost of living and aggressive business recruitment. The Commonwealth's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth.

          Kentucky's average unemployment rate in June 1998 was 4.4%, compared to the national average of 4.5% in June 1998 and the Commonwealth's 5.5% average in June 1997. Per capita income in 1997 was $20,657, approximately 81% of national average.

          In the past, the Commonwealth has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's financial outlook. Although Kentucky has not issued general obligation debt since 1965, the Commonwealth actively issues appropriation-secured debt from several agencies, including the Kentucky Turnpike Authority, the Kentucky Infrastructure Authority, and the Kentucky Schools Facilities Construction Commission. Bonds secured by Commonwealth appropriations generally receive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Like the Commonwealth, Kentucky Municipalities have not issued general obligation debt, relying instead on appropriation-secured bonds.

          TAX TREATMENT

          The Kentucky Funds' regular monthly dividends will not be subject to the Kentucky individual income tax to the extent they are paid out of income earned on Kentucky municipal bonds or U.S. government securities. You will be subject to Kentucky personal income tax, however, to the extent the Kentucky Funds distribute any taxable income or realized capital gains, or if you sell or exchange Kentucky Funds' shares and realize a capital gain on the transaction. You will not be subject to the Kentucky intangible property tax on the portion of your Kentucky Funds' shares that is attributable to Kentucky municipal bonds or U.S. government securities.

          If you are employed in Louisville or Jefferson County, you will not be subject to local occupational license fees on income earned from the Kentucky Funds. If you are employed elsewhere in Kentucky, you generally will not be subject to local occupational license fees. The treatment of corporate shareholders is similar to that described above, except that they may be subject to local occupational license fees.

          MICHIGAN

          Michigan's economy has improved significantly since the 1980's. The State's unemployment rate was 3.6% in June 1998, compared to national average of 4.5%. Per capita income has increased each year over the past decade, and was $25,560 in 1997. Population has remained stable in the State, increasing by a negligible amount annually. The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to the tax base and job growth.

                                                                     Appendix 39

          Michigan's economic and financial improvements are reflected in the state's rating of Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. All three rating agencies upgraded the State's credit rating in 1998.

          TAX TREATMENT

          The Michigan Fund's regular monthly dividends will not be subject to the Michigan individual income tax to the extent they are paid out of income earned on Michigan municipal bonds or paid out of income earned on or capital gains realized from, the sale of U.S. government securities. You will be subject to Michigan personal income tax, however, to the extent the Michigan Fund distributes any taxable income or realized capital gains (other than capital gains realized from the sale of U.S. government securities), or if you sell or exchange Michigan Fund shares and realize a capital gain on the transaction. If you reside in a Michigan city that imposes local income taxes, you will not be subject to these taxes on the Michigan Fund's distributions of income attributable to interest earned on U.S. government securities or municipal bonds, or to gains on the sale of U.S. government securities.

          The treatment of corporate shareholders of the Michigan Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

          MISSOURI

          Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the State economy. Population in Missouri has increased approximately 5.6% from 1990. The State's unemployment rate has steadily declined from the high of 6.7% in 1991 and was 4.2% in June 1998, compared to the national average of 4.5%. Per capita income increased 4.4% during 1997 to $24,001, about 94% of the national average.

          Missouri retains substantial governmental balances through strategic budget management. The State's unreserved fund balance in 1997 was $1.2 billion, or 12.4% of General Fund revenues. Missouri's overall creditworthiness is reflected in its longstanding Aaa/AAA/AAA rating by Moody's Standard & Poors, and Fitch, respectively.

          TAX TREATMENT

          The Missouri Fund's regular monthly dividends will not be subject to the Missouri individual income tax to the extent they are paid out of income earned on Missouri municipal bonds or U.S. government securities. You will be subject to Missouri personal income tax, however, to the extent the Missouri Fund distributes any taxable income or realized capital gains, or if you sell or exchange Missouri Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Missouri Fund is similar to that described above.

40 Appendix

          OHIO

          The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still, manufacturing remains an important component of the State's economy, providing approximately 21% of total employment in Ohio compared with 15% of national employment. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

          From 1990-1998, the State's unemployment rate ranked at or below the national average. Ohio's unemployment rate registered 4.5% in June 1998, comparable to the national average of 4.5% in June 1998, and slightly higher than the State's 4.4% rate in June 1997. Per capita income in 1997 was $24,661, approximately 96% of the national average.

          The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. The State is currently working on revamping its school funding formula, which was deemed unconstitutional in March 1997 by the Ohio Supreme Court. Changes to the formula likely will require the State to increase its aid to local public schools, which could affect the State's financial position. Moody's gives Ohio general obligation bonds an Aa1 rating, while Standard & Poor's and Fitch each rate the State AA+.

          TAX TREATMENT

          The Ohio Fund's regular monthly dividends will not be subject to Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes to the extent they are derived from interest on Ohio municipal bonds or U.S. government securities or attributable to gain made on the sale, exchange or other disposition by the Fund of Ohio municipal bonds. You will, however, be subject to Ohio personal income taxes, Ohio school district income taxes and Ohio municipal income taxes to the extent the Ohio Fund distributes any taxable income or realized capital gains (other than capital gains on Ohio municipal bonds), or if you sell or exchange Ohio Fund shares and realize a net gain on the transaction.

          The treatment of corporate shareholders of the Ohio Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax adviser.

          WISCONSIN

          Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Manufacturing remains a dominant sector at 24% and is currently a source of strength.

                                                                     Appendix 41

          The State's unemployment rate was 3.0% in June 1998. Per capita income was $24,475 in 1997, about 96% of the national average.

          The State's general obligations receive Aa2/AA ratings from Moody's and Standard and Poor's, respectively.

          TAX TREATMENT

          The Wisconsin Fund's regular monthly dividends will not be subject to Wisconsin personal income tax to the extent they are paid out of income earned on certain Wisconsin municipal obligations or on U.S. government securities. You will be subject to Wisconsin personal income tax, to the extent the Wisconsin Fund distributes any taxable income or realized capital gains, or if you sell or exchange Wisconsin Fund shares and realize capital gains on the transaction. A certain portion of such capital gains, however, will be exempt from Wisconsin personal income tax.

          The treatment of corporate shareholders of the Wisconsin Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax adviser.

Appendix

NUVEEN MUTUAL FUNDS


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


GROWTH

Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

TAX-FREE INCOME

NATIONAL MUNICIPAL BOND FUNDS

Long-term
Insured Long-term
Intermediate-term
Limited-term

STATE MUNICIPAL BOND FUNDS

Arizona                       Louisiana                  North Carolina
California/1/                 Maryland                   Ohio
Colorado                      Massachusetts/1/           Pennsylvania
Connecticut                   Michigan                   Tennessee
Florida                       Missouri                   Virginia
Georgia                       New Jersey                 Wisconsin
Kansas                        New Mexico
Kentucky/2/                   New York/1/



Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.


You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07751.


1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com

                                                                      Exhibit 17

    - Please fold and detach at perforation. Return the Proxy Ballot only. -

PROXY                                                                     PROXY

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
              FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE NUVEEN
          FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND TO BE HELD
                                ON APRIL 15, 1999


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, a series of the Nuveen Flagship Multistate Trust IV to be held on April 15, 1999, or any adjournment or adjournments thereof as indicated on the reverse side.

          PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE NUVEEN FLAGSHIP
                    KENTUCKY LIMITED TERM MUNICIPAL BOND FUND
                          TO BE HELD ON APRIL 15, 1999

         At the upcoming Special Meeting, shareholders will be asked to approve a reorganization of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund into the Nuveen Flagship Kentucky Municipal Bond Fund and other matters in connection with the reorganization. Please refer to the accompanying prospectus/ proxy statement and cast your vote on the proxy ballot.

         Whether or not you plan to join us at the meeting, please sign, date and vote the proxy ballot and return it to our proxy tabulator in the enclosed post-page envelope. Please specify your choice by marking the appropriate box on the proxy ballot. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Trustees' recommendations.

                    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT
                    IS SIGNED. Please sign exactly as your name(s) appears on the Proxy Ballot. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, either holder should sign.

PROPOSAL:

         1. To approve an Agreement and Plan of Reorganization pursuant to which the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Kentucky Limited Term Fund") would (i) transfer all of its assets to the Nuveen Flagship Kentucky Municipal Bond Fund (the "Kentucky Fund") in exchange solely for Class A, C and R shares of beneficial interest of the Kentucky Fund and the Kentucky Fund's assumption of the liabilities of the Kentucky Limited Term Fund, (ii) distribute such shares of the Kentucky Fund to the holders of shares of the Kentucky Limited Term Fund and (iii) be liquidated, dissolved and terminated as a series of the Nuveen Flagship Multistate Trust IV (the "Trust") in accordance with the Trust's Declaration of Trust.

         2. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Special Meeting.

    - Please fold and detach at perforation. Return the Proxy Ballot only. -

NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND
PROXY BALLOT

                                                       FOR     AGAINST   ABSTAIN
1.  Approval of Agreement and Plan of Reorganization.  [ ]       [ ]       [ ]


                                                     2. In their discretion, the
                                                     Proxies are authorized to
                                                     vote on such other business
                                                     as may come before the
                                                     Special Meeting.

                                                     Date:                , 1999
                                                          ----------------

                                                     ---------------------------

                                                     ---------------------------
                                                     Signature(s)